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                                                                   Exhibit 10.17


                               AMENDMENT NO. 1 TO
                           FIFTH AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT


     This Amendment No. 1 to the Fifth Amended and Restated Stockholders' Agreement (this "Amendment") is made and entered into as of July 12, 2006, by and among Metabolix, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), the "Investor" identified on the signature page hereto (the "Investor") and certain other stockholders of the Company set forth on the signature page hereto (the "Stockholders").

     WHEREAS, the Company and the Stockholders are parties to that certain Fifth Amended and Restated Stockholders' Agreement dated as of January 19, 2006 (the "Fifth Amended Stockholders' Agreement");

     WHEREAS, the Investor is acquiring shares of the Company's common stock, $.01 par value per share (the "Common Stock") pursuant to that certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement") by and between the Company and the Investor;

     WHEREAS, pursuant to Section 6.4 of the Fifth Amended Stockholders' Agreement, the Fifth Amended Stockholders' Agreement may be amended upon the written consent of the Company and each of Edward M. Giles, State Farm Mutual Automobile Insurance Company, Vertical Fund I, L.P. and Vertical Fund II, L.P.; and

     WHEREAS, the parties hereto desire to amend the Fifth Amended Stockholders' Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter set forth, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Fifth Amended Stockholders' Agreement.

     2. REGISTRATION RIGHTS.

        (a) PIGGYBACK REGISTRATION RIGHTS. The shares of Common Stock acquired by the Investor pursuant to the Purchase Agreement (the "ADM Shares") shall be deemed to be "Registrable Securities" under the Fifth Amended Stockholders' Agreement, entitled to all of the rights and benefits thereunder.

        (b) DEMAND REGISTRATION RIGHTS. The Investor may make one (and only one) Demand Registration with respect to all or part of the ADM Shares. Such Demand Registration shall be made pursuant to and subject to all of the terms and conditions set forth in Article II of


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the Fifth Amended Stockholders' Agreement. Notwithstanding the foregoing, the following provisions shall supercede the terms and conditions set forth in
Article II of the Fifth Amended Stockholders' Agreement as such provisions apply to the ADM Shares:

               (i) The Investor may make the demand on its own, without the involvement of any other entity, notwithstanding the provisions of
          Section 2.2 that require the holders of at least 30% of the Registrable Securities to make such demand;

               (ii) The fourth sentence of Section 2.2 (which contains the provisions regarding the 180 day filing delay) shall be deleted and replaced with the following sentence:

               "However, the Company will be entitled to postpone, for a reasonable period of time, but in no event more than 60 days after the date of its receipt of such a request pursuant to this
               Section 2.2, the filing of any registration statement or offering and sale, if the Company determines, in its reasonable business judgment, that the proposed registration statement or the offering would be materially detrimental to the Company and gives the Investor written notice of such determination."

          (iii) Notwithstanding the provisions of Section 2.3, the Company shall not reduce the number of ADM Shares requested to be registered by the Investor pursuant to the exercise of its demand registration right granted under Section 2(b) hereof; and

               (iv) Any reference to a "registration statement" in Article II shall be deemed to mean a Form S-3 Registration Statement if the Company is eligible to use such form. If the Company is not eligible to use Form S-3, then such references shall be to a Form S-1 Registration Statement. In either case, the Company shall keep such registration statement effective until the ADM Shares cease to be Registrable Securities pursuant to the proviso contained in the first sentence of Section 2.4 or pursuant to the last sentence of Section
          2.4 (in each instance, free of the volume limitations of Rule 144 of the 1933 Act).

        3. PRE-EMPTIVE RIGHTS WAIVER. The parties hereto acknowledge and agree that the Investor's purchase of the ADM Shares shall be deemed an "Excluded Offering" under Article III of the Fifth Amended Stockholders' Agreement and shall not entitle the Holders to exercise any pre-emptive rights thereunder.

        4. NO OTHER AMENDMENTS. Except as amended by the terms set forth in this Amendment, all other provisions of the Fifth Amended Stockholders' Agreement shall remain in full force and effect.


                            [SIGNATURE PAGES FOLLOW.]


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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                      METABOLIX INC.


                                      By: /s/ James J. Barber
                                          ---------------------
                                          Name: James J. Barber
                                          Title: President and CEO


                                      INVESTOR:

                                      ARCHER-DANIELS-MIDLAND COMPANY


                                      By: /s/ John D. Rice
                                          ------------------
                                          Name: John D. Rice
                                          Title: Executive Vice President


                                       STOCKHOLDERS:


                                       /s/ Edward M. Giles
                                       --------------------------
                                       Edward M. Giles



                                       STATE FARM MUTUAL
                                       AUTOMOBILE INSURANCE CO.


                                       By: /s/ John Concklin
                                          ------------------
                                          Name: John Concklin
                                          Title: Vice President - Common Stocks


                                      By: /s/ Larry Rottunda
                                          ------------------
                                          Name: Larry Rottunda
                                          Title: Assistant Secretary


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                                            VERTICAL FUND II, L.P.

                                            By:  The Vertical Group, L.P.
                                                 Its General Partner


                                            By: /s/ Jack W. Lasersohn
                                                -----------------------
                                                Name: Jack W. Lasersohn
                                                Title: General Partner


                                            VERTICAL FUND I, L.P.

                                            By:  The Vertical Group, L.P.
                                                 Its General Partner


                                            By: /s/ Jack W. Lasersohn
                                                -----------------------
                                                Name: Jack W. Lasersohn
                                                Title: General Partner